UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Investor Home > Accounts & Services > Retail Proxy Voting	Tools:

Account Access Retirement Plan Manager (RPM) Service Center Tax Center Retail Proxy Voting
Proxy Voting Information
Proxy statements were mailed on or about January 26, 2012 to shareholders of record as of the close of business on January 4, 2012 for the Invesco Funds. The purpose of the proxy statement, among other things, is to approve an agreement and plan of reorganization. The proxy statement contains disclosure information about the proposal for which votes or voting instructions have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below.
The Shareholder Meeting was held on April 2, 2012, as scheduled and adjourned until April 16, 2012 at 3:00 p.m. Central time in order to solicit additional votes. The reconvened meeting will be held at the same location.
Although the shareholder meeting has been adjourned until April 16, 2012, you still have time to vote your fund’s shares. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below.
How to vote
You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

You may vote your shares at www.proxy-direct.com. Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.		Call toll-free 1.800.337.3503. Enter the control number listed on the proxy card and follow the recorded instructions.

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	The shareholder meeting for the Invesco Funds will be held on April 16, 2012. Please notify Invesco at 1.800.952.3502 if you plan to attend any of the above meetings.
If you have any questions...
If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.952.3502 any business day between 8:00 a.m. and 5:00 p.m. CT.
If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.
Prospectuses | Help | Site Map | Terms of Use | Privacy | Legal Information | Business Continuity Plan
Follow Us:
Invesco Investment Services, Inc. 01/2012
©2012 Invesco Ltd. All rights reserved.

Investor Home > Accounts & Services > Retail Proxy Voting

Account Access Retirement Plan Manager (RPM)
Service Center
Tax Center
Retail Proxy Voting
Invesco Proxy Information by Fund
Invesco Capital Development Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com.
Additional fund materials:
•	Prospectus

•	Annual Report
Invesco Commodities Strategy Fund
1.	Please read the proxy statement (for retail shareholders) (for institutional shareholders) in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com.
Additional fund materials:
•	Prospectus

•	Annual Report

Prospectuses | Help | Site Map | Terms of Use | Privacy | Legal Information | Business Continuity Plan
Follow Us:
Invesco Investment Services, Inc. 01/2012
©2012 Invesco Ltd. All rights reserved.

QUESTIONS & ANSWERS FOR:
Invesco Capital Development Fund
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the April 16, 2012 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which may result in additional expense to the fund.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on April 16, 2012 at 3:00 p.m. Central time.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between the Invesco Capital Development Fund (the “Target Fund”), and Invesco Van Kampen Mid Cap Growth Fund (the “Acquiring Fund”), a series of AIM Sector Funds (Invesco Sector Funds) (the “Acquiring Trust”), providing for: (a) the acquisition of all of the assets and assumptions of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

URGENT NOTICE
Shareholder Meeting Adjourned to April 16, 2012
Invesco Group of Funds
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173
Recently we distributed proxy material regarding the Special Meeting of Shareholders for the Invesco Group of Funds. This meeting, which was originally scheduled for April 2, 2012, has been adjourned to April 16, 2012 at 3:00 p.m. Central Time. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.
To avoid adjournments and additional solicitation costs, your Board of Trustees is asking you to use the enclosed proxy card to authorize your proxy “FOR” the approval of the proposal.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.
Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.
For your convenience, please utilize any of the following methods to submit your vote:
1. By Internet
Follow the simple instructions on your voting instruction form.
2. By Touch-tone Phone
Please call the toll-free number located on your voting instruction form and follow the simple instructions.
3. By Phone
Please call Computershare Fund Services toll-free at 1-866-438-4810. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.
4. By Mail
Simply return your executed voting instruction form in the envelope provided.
Please take a moment and vote today! Thank you.
A1NOBOREGRETAIL

URGENT NOTICE
Shareholder Meeting Adjourned to April 16, 2012
Invesco Group of Funds
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173
Recently we distributed proxy material regarding the Special Meeting of Shareholders for the Invesco Group of Funds. This meeting, which was originally scheduled for April 2, 2012, has been adjourned to April 16, 2012 at 3:00 p.m. Central Time. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.
To avoid adjournments and additional solicitation costs, your Board of Trustees is asking you to use the enclosed proxy card to authorize your proxy “FOR” the approval of the proposal.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.
Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.
For your convenience, please utilize any of the following methods to submit your vote:
1. By Internet
Follow the simple instructions on your voting instruction form.
2. By Touch-tone Phone
Please call the toll-free number located on your voting instruction form and follow the simple instructions.
3. By Mail
Simply return your executed voting instruction form in the envelope provided.
Please take a moment and vote today! Thank you.
A1OBORETAIL

Thank you for calling Invesco.
If you plan to attend the Invesco Open-End Funds Shareholder Meeting Press 1.

OPTION 1	Thank you for planning to attend the upcoming Shareholder Meeting which has been adjourned until 3:00 p.m. central time on April 16, 2012.
Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.
If you have questions about this proxy Press 2.
OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que.
Again thank you for calling Invesco.

Press Release
For immediate release

Invesco Announces Shareholder Approval for Reorganization of Select Funds
CONTACT:     Ivy McLemore 713-214-1904     ivy.mclemore@invesco.com

HOUSTON, April 2, 2012 — Invesco announced today that shareholders of each “Existing Fund” set forth below have approved an Agreement and Plan of Reorganization to merge into its corresponding “Acquiring Fund.” The reorganizations of the Existing Funds are expected to be completed by April 30, 2012.

Existing Fund	Acquiring Fund
Invesco High Income Municipal Fund	Invesco Van Kampen High Yield Municipal Fund
Invesco U.S. Mid Cap Value Fund	Invesco Van Kampen American Value Fund
The Shareholder Meeting for Invesco Capital Development Fund and Invesco Commodities Strategy Fund was adjourned until April 16, 2012 in order to solicit further votes. Any future adjournments will be posted to www.invesco.com/portal/site/us/home under the News heading.
As part of the reorganization activities, Invesco Capital Development Fund and Invesco High Income Municipal Fund will be placed in limited offering status prior to the open of business on April 16, 2012. Invesco Commodities Strategy Fund and Invesco U.S. Mid Cap Value Fund have been in limited offering since February 22, 2011, and November 22, 2010, respectively.
All investors who are invested in an Invesco fund during limited offering and remain invested in the fund may continue to make additional investments. Existing retirement plans may continue to add new participant accounts to the fund, but no new retirement plans will be considered.
About Invesco
Invesco is a leading independent global investment manager, dedicated to helping investors worldwide achieve their financial objectives. By delivering the combined power of our distinctive investment management capabilities, Invesco provides a wide range of investment strategies and vehicles to our retail, institutional and high net worth clients around the world. Operating in more than 20 countries, the company is listed on the New York Stock Exchange under the symbol IVZ. Additional information is available at www.invesco.com.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for its STIC Global Funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisers for a prospectus/summary prospectus.
—Invesco—

Invesco
11 Greenway Plaza, Suite 2500
Houston, TX 77046-1173

www.invesco.com